Exhibit 99.2

First Western Financial, Inc. The First, Western-Based Private Trust Bank Third Quarter 2019 Financial Results

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Overview of 3Q19 Loan Trends Strong Operating Earnings Continued Momentum in Business Development ▪ Average deposits increased $75.1 million from 2Q19 to 3Q19 ▪ Total deposits increased 41.3% annualized and 26.2% year-over-year ▪ AUM surpassed $6.1 billion at September 30, 2019, a 8.7% increase over 3Q18 ▪ Now expected to close during 4Q19 ▪ Sale process resulted in $0.14 million of non-recurring professional fees in 3Q19 ▪ Upon closing, sale is expected to have positive impact to tangible common equity of $3.3 million to $3.9 million Sale of LA Fixed Income Team ▪ Strong loan production offset by elevated payoffs ▪ Net loan payoffs increased 60.0% from 2Q19 ▪ Continued strength in residential mortgage activity and profitability 3 ▪ Net income available to common shareholders of $2.4 million, or $0.30 EPS ▪ Net income increased 67.8% and EPS increased 57.9% over 3Q18 ▪ Tangible book value per share(1) increased 3.6% to $12.83 at Sep. 30, 2019 (1) See Non-GAAP reconciliation

$0.19 $0.22 $0.21 $0.30 $0.15 $0.33 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 EPS Adjustments to EPS (1) Net Income Available to Common Shareholders and Earnings per Share 4 Net Income Available to Common Shareholders ▪ Higher revenue and well controlled expenses driving earnings improvement ▪ Net income increased 67.8% over 3Q18 ▪ Earnings per share increased 57.9% over 3Q18 Earnings per Share (in thousands) $1,182 $1,434 $1,724 $1,627 $2,586 $2,406 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Income Adjustments to Net Income (1) (1) See Non-GAAP reconciliation

$880 $893 $929 $966 $990 $974 $994 3Q18 4Q18 1Q19 2Q19 3Q19 2Q19 3Q19 HFI HFS Average Period End Loan Portfolio 5 Loan Portfolio Composition(1) ▪ Average loans up 12.5% year-over-year ▪ Total new held-for-investment (HFI) loan production of $55.4 million in 3Q19 vs $52.6 million in 2Q19 and $32.3 million in 3Q18 ▪ Payoffs/paydowns, net of draws, increased to $71.3 million in 3Q19 vs $44.7 million in 2Q19 ▪ Payoffs/paydowns primarily experienced in 1-4 family and Non-Owner Occupied CRE portfolios (in thousands, as of quarter-end) Total Loans(1) (in millions) (1) Excludes deferred costs, net 3Q 2018 2Q 2019 3Q 2019 Cash, Securities and Other $132,920 $149,503 $146,622 Construction and Development 37,423 40,826 42,059 1 - 4 Family Residential 327,674 373,836 366,238 Non-Owner Occupied CRE 165,670 152,664 138,753 Owner Occupied CRE 94,698 112,660 119,497 Commercial and Industrial 97,772 108,516 111,187 Total Loans HFI $856,157 $938,005 $924,356 Mortgage loans held for sale 19,238 36,289 69,231 Total Loans $875,395 $974,294 $993,587 Loan Production & Net Loan Payoffs/Paydowns $49.0 $41.9 $32.3 $102.4 $63.8 $52.6 $55.4 $40.6 $17.1 $20.7 $67.4 $24.5 $44.7 $71.3 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Production Net Loan Payoffs/Paydowns (in millions)

$862 $880 $981 $967 $1,042 $1,005 $1,109 3Q18 4Q18 1Q19 2Q19 3Q19 2Q19 3Q19 Average Period End Total Deposits 6 Deposit Portfolio Composition ▪ Total deposits increased $103.7 million from 2Q19, annualized growth of 41.3% and increased 26.2% from 3Q18 ▪ Strongest growth in money market deposit accounts driven by addition of new high net worth (HNW) clients ▪ A portion of deposit inflow from new HNW clients is expected to move into investment management accounts in 4Q19 3Q 2018 2Q 2019 3Q 2019 Money market deposit accounts $444,580 $508,263 $620,434 Time deposits 148,425 176,128 170,457 NOW 64,777 88,687 83,022 Savings accounts 1,457 2,833 3,456 Noninterest-bearing accounts 219,400 229,266 231,535 Total Deposits $878,639 $1,005,177 $1,108,904 (in thousands, as of quarter-end) Total Deposits (in millions)

Trust and Investment Management ▪ Total assets under management increased $148.2 million to $6.12 billion at September 30, 2019 ▪ Increase was primarily attributable to market gains, additionally $20.3 million in new assets and $45.9 million in contributions were added in Q3 2019 $5,626 $5,235 $5,781 $5,968 $6,115 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter-end) 7

Non-interest Income $8,669 Net Interest Income $7,940 47.8% 52.2% Gross Revenue 8 (1) See Non-GAAP reconciliation Q3 2019 Gross Revenue(1) ▪ Gross revenue remained relatively flat from prior quarter and increased 15.1% from 3Q18 ▪ Consistent mortgage activity, higher trust and investment management fees, and gain on sales of securities drove increase in non-interest income from prior quarter Gross Revenue(1) ($millions) $14.4 $14.3 $14.9 $16.5 $16.6 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Wealth Management Capital Management Mortgage

Net Interest Income & Net Interest Margin 9 Net Interest Income ▪ Net interest income consistent with prior quarter, up 2.0% from 3Q18 ▪ Net interest margin decreased to 2.95% primarily due to excess liquidity created from strong deposit inflows which will be redeployed in 4Q19 ▪ Earning asset yields declined primarily due to unfavorable shift in mix of earning assets Net Interest Margin 3.29% 3.29% 3.03% 3.10% 2.95% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 $7,788 $7,899 $7,971 $7,960 $7,940 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 (in thousands)

Non-Interest Income 10 Total Non-Interest Income ▪ Total non-interest income increased by 2.4% due to higher trust and investment management fees and gain on sale of securities ▪ $181.7 million in mortgage loans sold in 3Q19 compared to $138.3 million sold in 2Q19 Trust & Investment Management Fees $6,638 $6,351 $6,976 $8,586 $8,788 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Trust and Investment Management Fees Net Gain on Mortgage Loans Sold Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Net Gain on Sale of Securities (in thousands) (in thousands) $4,770 $4,752 $4,670 $4,693 $4,824 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

Non-Interest Expense and Efficiency Ratio 11 Total Non-Interest Expense ▪ Excluding goodwill impairment charge in 2Q19, non-interest expense increased 2.7% ▪ Increase was primarily driven by $0.5 million in equity compensation earnout related to residential mortgage business ▪ $0.14 million of non-recurring professional services fees incurred in 3Q19 related to sale of LA fixed income team Operating Efficiency Ratio(1) 83.0% 80.6% 83.2% 78.2% 80.6% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 $1,572 $12,176 $11,649 $12,602 $14,659 $13,422 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Non-Interest Expense Goodwill Impairment (in thousands) (1) See Non-GAAP reconciliation

Asset Quality 12 Non-Performing Assets/Total Assets ▪ Generally stable trends in the portfolio with slight increases in non-performing and substandard loans ▪ Loss experience continues to be extremely low Net Charge-Offs/Average Loans 0.0% 0.0% 0.0% 0.0% 0.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 1.81% 1.82% 1.69% 1.13% 1.15% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

Outlook 13 ▪ Business development platform has been effectively generating deposit and AUM growth; we now intend to increase our focus on asset generation ▪ Loan production expected to be strong in 4Q19, although we expect payoffs will continue to present a near-term headwind for loan growth ▪ Mortgage activity expected to remain strong with additions to production team expected to help offset seasonality ▪ Vail Valley market team is gaining momentum, funding first loans in 3Q19 and showing strong pipelines and business development activities ▪ We believe continued revenue growth will drive further operating leverage ▪ Sale of LA Fixed Income team and third party administration product line anticipated in 4Q19 expected to increase operating efficiency and allow for increased focus on core business activities

Appendix

15 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Non-interest expense $12,176 $11,649 $12,602 $14,659 $13,442 Less: Amortization Less: Goodwill impairment 208 - 163 - 173 - 142 1,572 52 - Adjusted non-interest expense $11,968 $11,486 $12,429 $12,945 $13,390 Net interest income $7,788 $7,899 $7,971 $7,960 $7,940 Non-interest income 6,638 6,351 6,976 8,586 8,788 Less: Net gain on securities ---- 119 Total income $14,426 $14,250 $14,947 $16,546 $16,609 Efficiency ratio 83.0% 80.6% 83.2% 78.2% 80.6% Consolidated Tangible common book value per share For the Three Months Ended, (Dollars in thousands) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Total shareholders' equity $114,164 $116,875 $119,668 $122,157 $125,732 Less: Goodwill 24,811 24,811 24,811 23,239 19,686 Assets held for sale ———— 3,553 Other intangibles, net 565 402 229 88 36 Tangible common equity 88,788 91,662 94,628 98,830 102,457 Common shares outstanding, end of period 7,968,420 7,968,420 7,968,420 7,983,866 7,983,866 Tangible common book value per share $11.14 $11.50 $11.88 $12.38 $12.83

16 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Total income before non-interest expense $12,383 $12,289 $12,509 $12,550 $12,554 Less: Net gain (loss) on sale of securities ---- 119 Plus: Provision for (recovery of) credit loss 18 349 194 (78) 100 Gross revenue $12,401 $12,638 $12,703 $12,472 $12,535 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Total income before non-interest expense $850 $794 $765 $798 $776 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss ----- Gross revenue $850 $794 $765 $798 $776 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Total income before non-interest expense $1,175 $818 $1,479 $3,276 $3,298 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss ----- Gross revenue $1,175 $818 $1,479 $3,276 $3,298 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Total income before non-interest expense $14,408 $13,901 $14,753 $16,624 $16,628 Less: Net gain (loss) on sale of securities ---- 119 Plus: Provision for (recovery of) credit loss 18 349 194 (78) 100 Gross revenue $14,426 $14,250 $14,947 $16,546 $16,609

17 Non-GAAP Reconciliation Impact of Goodwill impairment – Net income available to common shareholder For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2019 September 30, 2019 Net income available to common shareholders $1,404 $2,406 Plus: Goodwill impairment including tax Impact 1,182 - Adjusted net income to common shareholders $2,586 $2,406 Impact of Goodwill impairment – Earnings Per Share For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2019 September 30, 2019 Earnings per share $0.18 $0.30 Plus: Goodwill impairment including tax impact 0.15 - Adjusted earnings per share $0.33 $0.30